AMERICAN ASSETS TRUST, L.P.
___________________________________
FIRST AMENDMENT
Dated as of May 23, 2017
to the
NOTE PURCHASE AGREEMENT
Dated as of March 1, 2017
___________________________________
RE:    $250,000,000 4.29% Senior Guaranteed Notes, Series D, due March 1, 2027

FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT
THIS FIRST AMENDMENT dated as of May 23, 2017 (the or this “First Amendment”) to the Note Purchase Agreement dated as of March 1, 2017 is between AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership (the “Company”), AMERICAN ASSETS TRUST, INC., a Maryland corporation (the “REIT”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).
RECITALS:
A.    The Company, the REIT and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of March 1, 2017 (the “Note Purchase Agreement”). The Company has heretofore issued $250,000,000 aggregate principal amount of its 4.29% Senior Guaranteed Notes, Series D, due March 1, 2027 (the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.
B.    The Company, the REIT and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.
C.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.
D.    All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the REIT and the Noteholders do hereby agree as follows:

SECTION 1.	AMENDMENTS.
Section 1.1.    Section 8.7(f) of the Note Purchase Agreement shall be and is hereby deleted.
Section 1.2.    Section 10.9 of the Note Purchase Agreement shall be and is hereby amended by replacing the phrase “at such time” with the phrase “at any time” in clauses (b), (c) and (f) thereof.

American Assets Trust, L.P.	First Amendment

Section 1.3.    Schedule A of the Note Purchase Agreement shall be and is hereby amended by deleting the definition of “2014 Change in Control Parenthetical”.
Section 1.4.    Schedule A of the Note Purchase Agreement shall be and is hereby amended by deleting clause (b) in the definition of “Change in Control” in its entirety and replacing the designation for “(c)” with “(b)” therein.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE REIT.
Section 2.1.    To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company and the REIT represent and warrant to the Noteholders that:
(a)    this First Amendment has been duly authorized, executed and delivered by the Company and the REIT and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and the REIT enforceable against them in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company and the REIT enforceable against them in accordance with their respective terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(c)    the execution, delivery and performance by the Company and the REIT of this First Amendment (i) has been duly authorized by all requisite corporate or other organization action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, except for consents or approvals which have been duly obtained, taken, given or made and are in full force and effect and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Company’s or the REIT’s certificate of incorporation or formation or bylaws or limited partnership agreement, as applicable or (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company or the REIT or (B) contravene, result in a breach of, or constitute

American Assets Trust, L.P.	First Amendment

(alone or with due notice or lapse of time or both) a default under, any material indenture, agreement or other instrument to which either of the Company or the REIT is a party or by which their properties or assets are or may be bound, including, without limitation, the Primary Credit Facility;
(d)    as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;
(e)    neither the Company, the REIT nor any of their Affiliates has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any Indebtedness or permanently reduced any borrowing capacity, in each case, in favor of or for the benefit of any creditor of the Company, the REIT, any Subsidiary or any Affiliate, in connection with the changes contemplated by this First Amendment, including for avoidance of doubt, any fee or remuneration to any holder of a 2014 Note as consideration for or as an inducement to making the changes contemplated by Section 1.4 of this First Amendment; and
(g)    all the representations and warranties contained in Section 5.1, 5.2, 5.6, 5.7, 5.9, 5.10, 5.11, 5.12, 5.16, 5.17 and 5.18 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company and the REIT on and as of the date hereof.

SECTION 3.	CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.
Section 3.1.    This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:
(a)    executed counterparts of this First Amendment, duly executed by the Company, the REIT and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;
(b)    the Noteholders shall have received evidence satisfactory to them that the Primary Credit Facility has been amended, executed and delivered with substantially similar terms to those contained herein;
(c)    the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of October 31, 2014 has been amended, executed and delivered with substantially similar terms to those contained herein;

American Assets Trust, L.P.	First Amendment

(d)    the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of May 23, 2017 has been executed and delivered with substantially similar terms to those contained herein;
(e)    the Noteholders shall have received a copy of the resolutions of the Board of Directors of the REIT (on behalf of the REIT and the Company) authorizing the execution, delivery and performance by the Company and the REIT of this First Amendment and such resolutions shall be in full force and effect as of the date hereof;
(f)    the representations and warranties of the Company and the REIT set forth in Section 2 hereof are true and correct on and with respect to the date hereof;
(g)    the fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall have been paid by the Company, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.
Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.	MISCELLANEOUS.
Section 4.1.    This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
Section 4.2.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.
Section 4.3.    The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
Section 4.4.    This First Amendment shall be governed by and construed in accordance with New York law.

American Assets Trust, L.P.	First Amendment

Section 4.5.    The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

AMERICAN ASSETS TRUST, L.P.

By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ ERNEST RADY
Name:	Ernest Rady
Title:	President and Chief Executive Officer

By:	/s/ ROBERT F. BARTON
Name:	Robert F. Barton
Title:	Executive Vice President and Chief Financial Officer

AMERICAN ASSETS TRUST, INC.

By:	/s/ ERNEST RADY
Name:	Ernest Rady
Title:	President and Chief Executive Officer

By:	/s/ ROBERT F. BARTON
Name:	Robert F. Barton
Title:	Executive Vice President and Chief Financial Officer

American Assets Trust, L.P.        First Amendment

Accepted and Agreed to on the date first written above:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By:	PGIM, Inc.,
as investment manager

	By:	/s/ PGIM, Inc.

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC.

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

COMPANION LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC.

MUTUAL OF OMAHA INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ PRUDENTIAL PRIVATE PLACEMENT INVESTORS, INC.

American Assets Trust, L.P.	First Amendment

Accepted and Agreed to on the date first written above:

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY USA

by:	Metlife Investment Advisors, LLC, Its Investment Manager

METLIFE INSURANCE K.K.

by:	Metlife Investment Advisors, LLC, Its Investment Manager

ERIE FAMILY LIFE INSURANCE COMPANY

by:	Metlife Investment Advisors, LLC, Its Investment Manager

By:	/s/ METLIFE INVESTMENT ADVISORS, LLC

UNION FIDELITY LIFE INSURANCE COMPANY

by:	Metlife Investment Advisors, LLC, Its Investment Adviser

By:	/s/ METLIFE INVESTMENT ADVISORS, LLC